WADDELL & REED ADVISORS EQUITY FUNDS

Supplement dated January 6, 2009
to the
Prospectus dated October 31, 2008

The following information replaces the disclosure regarding the management of the applicable Funds in the Section entitled "Portfolio Management":

Waddell & Reed Advisors International Growth Fund: Effective January 2009, F. Chace Brundige is primarily responsible for the day-to-day management of Waddell & Reed Advisors International Growth Fund. In 2003, he joined Waddell & Reed Investment Management Company (WRIMCO) as an assistant portfolio manager for the Large Cap Growth equity team, and became a portfolio manager in February 2006. He is Vice President of WRIMCO and Ivy Investment Management Company (IICO), an affiliate of WRIMCO, and portfolio manager for other investment companies managed by WRIMCO and IICO. Mr. Brundige holds a BS degree in finance from Kansas State University, and has earned an MBA with an emphasis in finance and accounting from the University of Chicago Graduate School of Business. Mr. Brundige is a Chartered Financial Analyst.

Waddell & Reed Advisors Retirement Shares: Effective January 2009, Cynthia P. Prince-Fox is primarily responsible for the day-to-day management of Waddell & Reed Advisors Retirement Shares. She is Senior Vice President of WRIMCO and IICO and Vice President of other investment companies for which WRIMCO and IICO serve as investment manager. Ms. Prince-Fox is Chief Investment Officer of Austin, Calvert & Flavin, Inc., an affiliate of WRIMCO, and has served as portfolio manager for investment companies managed by WRIMCO since January 1993. Ms. Prince-Fox holds a BBA degree in Finance from St. Mary's University at San Antonio, Texas, and has earned an MBA with an emphasis in Finance from Rockhurst College.

Waddell & Reed Advisors Tax-Managed Equity Fund: Effective January 2009, Sarah C. Ross is primarily responsible for the day-to-day management of Waddell & Reed Advisors Tax-Managed Equity Fund. Ms. Ross is Assistant Vice President of WRIMCO and IICO. She joined WRIMCO in October 2003 as an investment analyst, with industry responsibilities concentrated in biotechnology, healthcare equipment and supplies, pharmaceuticals, and life sciences tools and services. Ms. Ross became an assistant portfolio manager with the large cap growth equity team in February 2006. She holds a BS degree in business administration and a BA degree in French from John M. Olin School of Business, Washington University, St. Louis, Missouri, and also studied global finance, French society, international marketing and corporate law at Ecole Europeene Des Affaires A Paris, Paris, France. Ms. Ross is a Chartered Financial Analyst, a member of the CFA Institute and a member of the St. Louis Society of Financial Analysts.